Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events
17. Subsequent Events

New Share Repurchase Plan

On May 13, 2025, the Company’s Board of Directors authorized a new share repurchase plan in relation to Navigator’s common stock (the “New Share Repurchase Plan”). Pursuant to the New Share Repurchase Plan, subsequent to June 30, 2025, the Company repurchased 1,348,867 shares of common stock in the open market between July 1, 2025, and July 30, 2025, at an average price of $15.15 per share. The New Share Repurchase Plan was completed in full on July 30, 2025, with the Company having repurchased and canceled 3,405,455 shares of common stock at an average price of $14.68 per share and with an aggregate total value of $50 million.

Joint Venture with Amon Maritime For Construction of Two New Ammonia Gas Carriers

On July 17, 2025, the Company announced that it had entered into a joint venture with Amon Maritime (the "Amon Joint Venture"), pursuant to which the joint venture intends to acquire two newbuild 51,530 cubic meter capacity ammonia fueled liquefied ammonia carriers (the “Ammonia Newbuild Vessels”), which will also be capable of carrying liquefied petroleum gas. Subject to the terms and conditions of the investment, Navigator will own 80% of the joint venture, and Amon Martime will own 20%.

The Amon Joint Venture has entered into contracts with Nantong CIMC Sinopacific Offshore & Engineering Co., Ltd. to build the Ammonia Newbuild Vessels, with deliveries scheduled to take place in June and October 2028 respectively, at an average yard price of $84 million per vessel. Each of the Ammonia Newbuild Vessels have been awarded a NOK 90 million (approx. $9 million) investment grant from the Norwegian government agency Enova. It is expected that the Amon Joint Venture will finance the majority of the purchase price of the Ammonia Newbuild Vessels through commercial bank finance, with the remainder sourced from capital contributions from the Company and Amon Maritime. The Company expects to finance its share of the capital contributions from available cash resources, and these investments are expected to be accretive to the Company’s earnings.

Once delivered, subject to customary conditions, each of the Ammonia Newbuild Vessels is expected to be operated by the Amon Joint Venture pursuant to time charters with an established industry leader, each for a period of five years from delivery.
Return of Capital

On August 12, 2025, the Company's Board of Directors declared a cash dividend of $0.05 per share of the Company’s common stock for the quarter ended June 30, 2025 under the Company's Return of Capital policy, payable on September 17, 2025 to all shareholders of record as of the close of business U.S Eastern time on August 28, 2025. The aggregate amount of the Dividend is expected to be approximately $3.3 million, which the Company anticipates will be funded from cash on hand.

Also as part of the Company's Return of Capital policy for the quarter ended June 30, 2025, the Company expects to repurchase approximately $2.1 million of common stock between August 14, 2025, and September 30, 2025, subject to operating needs, market conditions, legal requirements, stock price and other circumstances , such that the Dividend and share repurchases together equal 25% of net income for the quarter ended June 30, 2025.